Supplement, dated December 17, 2008

to Prospectus, dated May 1, 2008

SUPPLEMENT

MUTUAL OF AMERICA INVESTMENT CORPORATION

On Page 43 through Page 48 of the Prospectus, dated May 1, 2008, the entry following the line in each chart captioned “Ratio of Net Investment Income (Loss) to Average Net Assets (%)”, for each of the below-listed Funds, is hereby amended and replaced with the following:

	International Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.38(c)	6.12(c)	5.28(c)	5.39(c)	5.29(c)

	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	4.48(c)	4.82(c)	3.76(c)	3.93(c)	4.17(c)